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Exhibit 10.1

                         SHAREHOLDER PURCHASE AGREEMENT


B E T W E E N:

                        UGOMEDIA INTERACTIVE CORPORATION,
                        a Nevada corporation ("UGOMEDIA")

                                     - and -

                              4137639 CANADA INC.,
  a Canadian corporation which is a wholly-owned subsidiary of Ugomedia ("SUB")

                                     - and -

                             SCIAX TECHNOLOGY INC.,
                        a Canadian corporation ("SCIAX")

                                     - and -

                        ALL OF THE SHAREHOLDERS OF SCIAX,
                 as more particularly set forth in Schedule 3.6
          (each, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS")


     WHEREAS pursuant to the terms of a common stock purchase agreement dated January 8, 2003 between Ugomedia, Sub and Sciax ("PURCHASE AGREEMENT"), Sciax agreed to an exchange of all of its outstanding common stock for exchangeable shares of Sub and preferred shares of Ugomedia, all as more particularly set forth in the Purchase Agreement;

     AND WHEREAS the Shareholders of Sciax wish to be bound by the terms of the Purchase Agreement and provide certain additional obligations and representations relating to the transactions contemplated by the Purchase Agreement;

     AND WHEREAS the parties wish to amend certain terms of the Purchase Agreement;

     AND WHEREAS unless specifically defined herein or unless the context otherwise requires, defined terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement;

     NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby irrevocably acknowledged, the parties, intending to be legally bound hereby, hereby covenants and agrees as follows:

                                   ARTICLE 1
                        ASSUMPTION OF PURCHASE AGREEMENT

1.1 Each of the Shareholders acknowledges having had an opportunity to review the Purchase Agreement, having had the opportunity to consult with independent legal, tax and other advisors of their own choice and at their expense, and

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understands each of the provisions of this Agreement, the Purchase Agreement and the documentation to be delivered in accordance therewith.

1.2 Each of the Shareholders agrees that he, she or it shall be bound by all of the provisions of the Purchase Agreement respecting the sale of Sciax Shares (as hereinafter defined) beneficially owned by the Shareholders as if the Shareholders were original signatories thereof.

1.3 Each of Ugomedia and Sub agrees that all of the terms of the Purchase Agreement to the benefit of Sciax shall apply to each of the Shareholders as if each Shareholder was an original signatory thereof.

                                   ARTICLE 2
                         AMENDMENT OF PURCHASE AGREEMENT

2.1 The parties agree that Section 2.1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

2.1  Purchase and Sale.
-----------------------

     (a) Subject to all the terms and conditions of this Agreement, at the Closing, Sub shall purchase from the Shareholders, and the Shareholders shall sell to Sub, an aggregate of 21,100,000 shares of the common stock in the capital of Seller (the "SCIAX SHARES") beneficially owned by the Shareholders. In consideration, Buyer or Sub shall deliver to the Shareholders for each Sciax Share beneficially owned by the Shareholder immediately before the Closing 0.90521327 (calculated as 21,100,000 divided into 19,100,000) voting common shares of Buyer ("BUYER COMMON SHARES").

     (b) Notwithstanding the foregoing, Ken Smart, a Shareholder, shall, instead of Buyer Common Shares, exchange each Sciax Share beneficially owned by Ken Smart immediately before the Closing for 0.226303317 (calculated as 21,100,000 divided into 4,775,000) voting preferred shares of Buyer ("PREFERRED SHARES") and 0.90521327 (calculated as 21,100,000 divided into 19,100,000) exchangeable shares of Seller ("EXCHANGEABLE SHARES") exchangeable into Buyer Common Shares.

     (c) The parties acknowledge that the aggregate number of Preferred Shares, Buyer Common Shares and Exchangeable Shares to be issued shall be as set out in Schedule 3.3 hereof and that each Preferred Share shall carry four votes for every one Buyer Common Share. The Preferred Shares, Exchangeable Shares and Buyer Common Shares shall hereinafter be referred to as the "SHARE CONSIDERATION".

2.2 The parties hereto agree that the Purchase Agreement shall be further amended as follows:

     (a) Section 2.2(b) is hereby deleted in its entirety and replaced with the following:


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               Two (2) promissory  notes  ("Notes")  issued on Closing by Buyer, one to Aldo Rotondi and/or Airam Capital Group in the amount of US$175,000 and one to Stephen Brock and/or Nevada Fund in the
               amount  of  US$175,000  to  satisfy  debts  and   obligations  of
               Ugomedia, including funds advanced by Aldo Rotondi and/or Airam Capital Group and Stephen Brock and/or Nevada Fund to the Buyer and redemption proceeds owing by the Buyer to Aldo Rotondi and Nevada Fund pursuant to the redemption set forth in Section 7.4 of the Purchase Agreement. The Notes shall bear interest at the rate of 6% simple interest per annum. The Notes shall be repaid on the first anniversary of the Closing Date, subject to prepayment in whole or in part at any time without premium or penalty. The Notes shall be secured by the guarantee of the Seller. Buyer agrees to provide satisfactory evidence to Seller prior to Closing of the amounts owing to Aldo Rotondi or Airim Capital Group and Stephen Brock or Nevada Fund. Holders of the Notes shall have the option at any time prior to the due date so long as there is no default to convert all unpaid principal and accrued interest into common shares of stock of Buyer ("Buyer Common Stock") at the rate of US$0.20 per share. This option may be exercised in whole or in part at any time prior to repayment of the Notes. If there is a default in the Notes, then holders of the Notes shall have the option at any time the Notes are in default to convert all unpaid principal and accrued interest into shares of stock of Buyer at the lower of (i) US$0.20 per share; and (ii) the average trading price of the Buyer Common Stock for the twenty (20) day period immediately prior to the date of the option exercise notice from the holders. This option may be exercised in whole or in part at any time the Notes are in default. Further, to the extent any shares are acquired under this option, the owners of these shares if the option is exercised collectively, shall have a one time right to require that Buyer register the shares for resale within 90 days of such request on a registration statement filed with the Securities Exchange Commission ("SEC") and kept effective until all such shares are resold, all at Buyer's expense.

     (b) The second sentence of Section 2.4 of the Purchase Agreement is hereby deleted in its entirety and replace with the following: "Buyer undertakes to obtain the necessary shareholder consent for the Name Change."

     (c) Section 2.5 of the Purchase Agreement shall be amended to refer to "consulting agreements" instead of "employment agreements".

     (d) Section 2.8 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

               2.8 OSC Order. If necessary, Buyer shall, following the Closing Date, use its best efforts to cause its legal counsel to apply to the Ontario Securities Commission for a ruling pursuant to subsection 74(1) of the Securities Act (Ontario) to permit the distribution of the Share Consideration without a prospectus being filed under the Securities Act (Ontario).


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     (e)  Section  2.10 of the  Purchase  Agreement  is  hereby  deleted  in its entirety.

     (f) The intellectual property agreement referred to in Section 2.13 of the Purchase Agreement shall be an option agreement in favour of Ken Smart for the purchase of the intellectual property of Sciax at fair market value in the event of bankruptcy or insolvency of Ugomedia or Sciax and a right of first refusal for the purchase of the intellectual property of Sciax at fair market value in the event of the sale of the intellectual property to a third party.

     (g) Section 5.5 is hereby amended to replace "9,634,666" with "9,834,666" and to replace "6,000,000" with "6,200,000".

     (h) The second sentence of Section 7.4 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following: "Prior to Closing, Aldo Rotondi will have returned to treasury 2,267,343 shares in consideration for the promissory note described in Section 2.2(b) and the Nevada Fund shall have returned to treasury 1,367,323 shares in consideration for the promissory note described in Section 2.2(b)".

     (i) The second sentence of the second paragraph of Schedule 2.7 shall be deleted in its entirety and replace with the following: "The maximum number of Buyer's Common Stock that may be sold each year shall be a number of shares equal to 4% of the issued and outstanding Buyer's Common Stock on December 31 of the prior year (or as otherwise permitted by SEC guidelines)."

2.3 Except as amended by this Article 2, the Purchase Agreement remains in full force and effect in accordance with its terms.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS


Each of the Shareholders hereby severally and not jointly represents and warrants to Ugomedia and Sub, and acknowledges that Ugomedia and Sub are relying on such representations and warranties in connection with the purchase of the Sciax Shares, that:

3.1 BINDING OBLIGATION. Each Shareholder has the right (and, if a corporation, the power and authority) to enter into this Agreement, to sell the Sciax Shares owned by the Shareholder in the manner contemplated herein and to perform all of the Shareholder's obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of each Shareholder, enforceable against each Shareholder in accordance with its terms subject to:

     (a)  bankruptcy,  insolvency,  moratorium,  reorganization  and other  laws
          relating  to  or  affecting  the  enforcement  of  creditors'   rights
          generally, and

     (b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

3.2 NO OTHER PURCHASE AGREEMENTS. Except in respect of any rights under agreements which shall be exercised in full or cancelled prior to the Closing,

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no person has any agreement, option, understanding or commitment or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares in the capital of Sciax or any securities of Sciax.

3.3 OWNERSHIP. Each Shareholder represents and warrants that such Shareholder is the registered and beneficial owner of the Sciax Shares listed opposite such Shareholder's name in Schedule 3.3 annexed hereto, free and clear of all liens, charges, security interests, encumbrances and rights of others.

3.4 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for applicable requirements under the Securities Act of 1933 (United States) ("SECURITIES ACT") and the Securities Act (Ontario) no filing with, and no permit, authorization, consent or approval of, any public or governmental body or authority is necessary for the consummation by any Shareholder of the transactions. Neither the execution or delivery of this Agreement by any Shareholder, nor the consummation by any Shareholder of the transactions, nor compliance by any Shareholder with any of the provisions hereof, will (a) result in any breach of the articles of incorporation or by-laws of the Shareholder (if a corporation), (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or change in the award, grant, vesting or determination) under, require the consent of any third party under, or give rise to creation of any encumbrance upon each Shareholder's Shares under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, lease, agreement, arrangement or other instrument or obligation to which any Shareholder is a party or by which any of them or may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Shareholder or any of their respective properties or assets.

3.5 RESIDENCE OF SHAREHOLDER. Each Shareholder is not a non-resident of Canada for the purposes of the Income Tax Act (Canada) ("ITA").

3.6 INVESTMENT REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. Each of the Shareholders hereby agree to provide to Ugomedia on or before Closing a stockholder's certificate in the form of Exhibit 3.7A or 3.7B.

3.7 COVENANTS OF SHAREHOLDERS. Each of the Shareholders severally and not jointly covenants to Ugomedia, Sub and Sciax that each Shareholder will not sell, assign or transfer any of Buyer Common Stock received by the Shareholder in connection with the Purchase Agreement except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the volume and other limitations of Rule 144 promulgated under the Securities Act, or (iii) in a transaction which, in the opinion of independent counsel to the Shareholder delivered to Ugomedia and satisfactory to Ugomedia, is not required to be registered under the Act.

                                   ARTICLE 4
                                 ACKNOWLEDGEMENT

4.1 Ugomedia shall place the following legend (and any other appropriate legend)

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on each  certificate or instrument  representing  Share  Consideration  acquired under this Agreement:


          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH IS NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

4.2 COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Share Consideration will be subject to and conditioned upon compliance by the Shareholder with all applicable U.S., Canadian, provincial, state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Share Consideration may be listed or quoted at the time of such issuance or transfer.

                                   ARTICLE 5
                                     GENERAL

5.1 Each party covenants and agrees to take all such steps, execute all such documents and do all such acts and things as may be necessary to give full effect to this Agreement and to implement to their full extent the provisions hereof.

5.2  Notice to the  Shareholders  shall be given at the  addresses  set forth in
Schedule 3.6.

5.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

5.4 Time shall be of the essence of this Agreement.

5.5 In this Agreement, the use of the singular shall include the plural and vice versa, the use of gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a trustee, an executor, an administrator or other legal or personal representative, a body corporate or public, an association or other incorporated or unincorporated organization or entity.

5.6  This  Agreement  shall be  binding  upon the  Shareholders  and the  heirs,
executors,    administrators,    successors,   permitted   assigns   and   legal
representatives of the Shareholder.

5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner shall promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.


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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of this ___ day of February, 2003.

                                 UGOMEDIA INTERACTIVE
                                 CORPORATION


                                 By:
                                          -----------------------------------
                                 Name:    Aldo Rotondi
                                 Title:   President


                                 4137639 CANADA INC.


                                 By:
                                          -----------------------------------
                                 Name: Aldo Rotondi
                                 Title:   President


                                 SCIAX TECHNOLOGY INC.


                                 By:
                                          -----------------------------------
                                 Name:    Ken Smart
                                 Title:   Chief Executive Officer

SIGNATURE PAGE OF SHAREHOLDERS ON NEXT PAGE

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SIGNATURE PAGE OF SHAREHOLDERS TO SHAREHOLDERS PURCHASE AGREEMENT.



--------------------------------      ---------------------------------------
WITNESS                               KEN SMART


--------------------------------      ---------------------------------------
WITNESS                               TRACY FIHRER



--------------------------------      ---------------------------------------
WITNESS                               CATHERINE E. DAVIS


                                      1144193 ONTARIO LTD.


                                      Per:
                                          -----------------------------------
                                      Name:
                                      Title:


--------------------------------      ---------------------------------------
WITNESS                               YAZDAN MAZAIR



--------------------------------      ---------------------------------------
WITNESS                               BARBARA THOMPSON


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